                                     LEASE

         THIS INSTRUMENT IS A LEASE,  dated as of August 17 , 2000, in which the
Landlord and the Tenant are the parties  hereinafter named, and which relates to certain land with a Building and other  improvements  to be constructed  thereon and located at 215 Church Street, New Haven, Connecticut 06510. The Landlord and
the Tenant, being the parties to this instrument, hereby agree as follows:

                                    ARTICLE I

                            DEFINITIONS AND EXHIBITS

         1.1  DEFINITION  OF  BASIC  LEASE  TERMS.   The  following   constitute
definitions of the basic terms used in this Lease.

              Landlord: 215 Church Street, LLC,
              a Connecticut limited liability company

              Landlord's Original Address:

                    10 Sachem Avenue
                    Guilford, CT  06437

              Tenant: Southern Connecticut Bancorp
              a Connecticut banking corporation

              Tenant's Original Address:

                    Bank of Southern Connecticut
                    215 Church Street
                    New Haven, CT  06510
                    Attention:  Joseph V. Ciaburri

              Base Rent: Annual and monthly Base Rent for the Initial Term shall be as set forth on Exhibit B.

              Base Rent  during the  Initial  Term shall  commence  with the first payment due and owing on the Rent Commencement  Date, as more fully set forth in Section 3.1.

              If Tenant  shall elect to add an Extended  Term to the Term of this Lease, the Annual and monthly Base Rent for each Extended
              Term shall be as set forth on Exhibit B.

        Brokers:   Robert Cole of Arnold Peck Realty (Landlord's Broker) and Lou
                   Proto of The Proto Group (Tenant's Broker)

        Building:  The building and other  improvements  located on that certain piece or parcel of land known as 215 Church Street, New Haven, Connecticut,  all as more  particularly  described on Exhibit A annexed  hereto,  and shown on the site plan attached hereto as Exhibit A-1.

        Building, Gross Area: 11,306 square feet.

        Commencement Date: As defined in Article IV.

        Default of Tenant: As defined in Section 11.1.

        Expiration  Date:  Five  (5)  years,  three  (3)  months  following  the
Commencement  Date,  as the  same  may be  extended  to the  expiration  of each
Extended Term elected by the Tenant pursuant to Article XIII.

        Extended Term:  Each of three (3) extended terms of five (5) years each, elected at Tenant's option, as more fully set forth in Article XIII.

        Initial Public Liability insurance: Two Million Dollars ($2,000,000) per occurrence (combined single limit) for property damage, bodily injury or death.

        Initial Term:  The Term prior to any Extended  Term. The Initial Term of this Lease is for five (5) years three (3) months commencing on the Commencement
Date.

        Landlord's  Mortgagee:  The  holder of a mortgage  lien on the  Premises which has given to Tenant written notice of its identity and its current mailing address.

        Lease Year:  "Lease  Year"  shall mean the period from the  Commencement
Date to the  expiration of the first  fifteen (15) calendar  month period of the
Term of this Lease and each succeeding  twelve (12) month period for the Term of this Lease and any Extended Term. If the Commencement  Date is not the first day of a calendar month,  the first Lease Year shall be fifteen (15) months plus the remaining portion of the partial month of the Commencement Date.

        Leasehold Improvements:  The work specified in Exhibit C to be completed by the Landlord at its sole cost and expense,  prior to the  Commencement  Date.
See Section 5.2 hereof.

        Operating and Tax Expenses:  The aggregate of the Operating Expenses and
Taxes, which shall constitute  additional rent payable by the Tenant pursuant to this Lease.

        Operating  Expenses:  The  aggregate  costs or expenses  incurred by the
Tenant with respect to the operation, cleaning, repair, replacement, maintenance and  management  of the  Premises  for  which  Tenant  is  responsible  as  more particularly set forth in Article VII hereof.

        Permitted  Uses:  Tenant may use the Premises only for banking  purposes and support  offices,  and for  professional  and general offices subject to the terms and conditions of such approvals of the  governmental  authorities  having jurisdiction as have been or may hereafter be obtained by the Tenant.

        Premises:  The  Building  and the land  parcel  on  which it is  located
(including  all parking areas and  sidewalks) as further  described in Exhibit A annexed hereto.

        Security Deposit: Eight Thousand Nine Hundred Fifty Dollars ($8,950.00).

        Taxes:  The real estate  taxes and  personal  property  tax  assessments assessed with respect to the Premises  and/or any other tax or assessment if the same  replaces or  supplements  the current  method of assessment of real estate taxes and  assessments  in whole or in part or is  additionally  imposed  on the
Premises or upon Landlord  relating to the Premises and is generally  applicable to owners of similar properties, specifically excepting therefrom any tax

                                     - 2 -

associated  with  income from said  property  imposed on  Landlord;  and further
excepting  any  excise,   inheritance,   estate,  succession,   transfer,  gift,
franchise,  corporation,  income  or  profit  tax or  capital  levy  imposed  on
Landlord;  and further  excepting  any  increases in such taxes as a result of a sale, an assignment or a refinancing of the Property,  or a transfer of any type which could result in a  reassessment  of the base year property  taxes.  Tenant shall be  obligated  to pay any and all  increases  in real  property  taxes and personal  property taxes and  assessments  resulting from Tenant's  alterations, additions or other improvements in or about the Premises.

        Tenant's  Initial  Leasehold  Improvements:  Those  improvements  to the
Premises  which Tenant may  undertake at its sole cost and expense and which are set forth on Exhibit D.

        Tenant's  Operating and Tax Expenses:  Tenant's  amount of the Operating and Tax Expenses, which shall be payable by Tenant as Additional Rent.

        Tenant's  Removable  Property:  Tenant's personal  property,  machinery, furniture and equipment  which Tenant may install,  maintain and remove from the
Premises.

        Term:  The period  commencing on the  Commencement  Date and expiring at
11:59 p.m. on the  Expiration  Date. The Term shall include any Extended Term if
Tenant exercises its extension options as provided in Article XIII.

         1.2  EXHIBITS.  The  following  drawings  and  special  provisions  are attached to this Lease as exhibits and by this reference are made a part of this
Lease:

         EXHIBIT  A        Premises Legal Description and Title Matters
         EXHIBIT  A-l      Site Plan of Premises
         EXHIBIT  B        Base Rent for Initial Term and Extended Terms
         EXHIBIT  C        Leasehold Improvements by Landlord
         EXHIBIT  D        Tenant's Initial Leasehold Improvements
         EXHIBIT  E        Notice of Lease
         EXHIBIT  F        Subordination, Non-Disturbance and Attornment
                           Agreement
         EXHIBIT  G        Real Estate tax bill for 1999 Grand List

                                   ARTICLE II
                                    PREMISES

         2.1 LEASE OF PREMISES. Landlord hereby demises and leases to Tenant for the Term of this Lease and upon the terms and conditions  hereinafter set forth, and,  subject to  fulfillment by Landlord of its  obligations  set forth in this
Lease, Tenant hereby accepts from Landlord, the Premises.

         2.2      APPURTENANT RIGHTS AND RESERVATIONS.
                  -----------------------------------

                  (a) Tenant will have the right,  at its sole cost and expense, to maintain  signage on the fascia of the Building and upon  Premises,  provided only the same are in accordance with the City of New Haven sign criteria.

                  (b) Subject to such reasonable security measures, requirements and limitations as Tenant may impose upon  restricted  portions of the Building, including vault areas, Landlord shall have the right to enter the

                                     - 3 -

Premises  with  reasonable  advance  notice  (except  in the case of a bona fide emergency,  when no notice  shall be  required)  for the  purpose  of making any repairs  for which  Landlord is  expressly  responsible  under this  Lease,  and
Landlord  shall also have the right to enter the public areas and utility  rooms of the Premises during normal business hours and with reasonable  advance notice for the  purpose  of  inspecting  the  same  and to  make  access  available  to prospective or existing mortgagees, purchasers, partners, investors or insurers, and  with  respect  to  tenants,  Landlord  shall  have  the  right  to show the unrestricted  portions  of the  Premises  during the last nine (9) months of the
Term, including any extension thereof. Landlord agrees to use reasonable efforts to minimize any  inconvenience,  annoyance or interruption to Tenant's  business operations,  and to recognize and adhere to any reasonable security requirements of Tenant in exercising  such rights of entry.  Landlord shall have the right to use any and all means which  Landlord  may deem proper in an emergency to obtain entry to the unrestricted  portions of the Premises without liability to Tenant, and any entry to the  Premises  obtained by  Landlord  by any of said means,  or otherwise,  shall not under any  circumstances  be  construed  or deemed to be a forcible or unlawful  entry into,  or a detainer of, the Premises or an eviction of Tenant from the Premises or any portion thereof.

                  (c) Tenant shall have the right, at its sole cost and expense, to install and maintain its own security systems at the Premises,  which systems may  prohibit  access to portions of the Premises by the  Landlord,  its agents, contractors or employees.

         2.3      AUTHORITY OF LANDLORD.
                  ---------------------

                  (a)  Landlord  represents  and  covenants  that  Landlord is a
Connecticut limited liability company in good standing and legal existence,  has full authority to enter into this Lease with Tenant, all action required to have been taken by Landlord to be vested with such authority  having been taken,  and the party  signing the herein  Lease on behalf of Landlord is a duly  authorized member of Landlord  authorized to execute and deliver the herein Lease, upon the doing of which Landlord shall be fully bound hereby.

         2.4 AUTHORITY OF TENANT. Tenant represents and covenants that Tenant is a  Connecticut  corporation  qualified  to  do  business  within  the  State  of
Connecticut,  Tenant has full  authority  to enter  into the  herein  Lease with
Landlord,  all action  required  to have been taken by Tenant to be vested  with such  authority  having been taken,  and the party  signing the herein  Lease on behalf of the Tenant is a duly  authorized  officer of the Tenant  authorized to execute and deliver the herein  Lease,  upon the doing of which  Tenant shall be fully bound hereby.

                                   ARTICLE III
                                    BASE RENT

         3.1      PAYMENT.
                  -------

                  (a)  Tenant  agrees  to pay the Base Rent to  Landlord,  or as otherwise  directed by Landlord with  appropriate  notice,  commencing three (3)
months following the Commencement Date (the "Rent Commencement  Date"),  without offset,  abatement,  deduction or demand.  Following the Rent Commencement Date, such Base Rent shall be payable in equal monthly  installments,  in advance,  on the first day of each and every calendar month

                                     - 4 -

during the Term of this Lease, at Landlord's  Original Address, or at such other place as Landlord shall from time to time designate by notice.

                  (b) Base Rent for any partial  month shall be  pro-rated  on a daily basis,  and if Base Rent  commences on a day other than the first day of a calendar  month,  the first payment which Tenant shall make to Landlord shall be payable on the date Base Rent  commences  and shall be equal to a  proportionate part of the monthly installment of Base Rent for the partial month in which Base
Rent commences.

         3.2 SECURITY  DEPOSIT.  The Tenant has deposited  with the Landlord the sum  stipulated in the  Definition of Basic Lease Terms as the Security  Deposit
for the full and faithful  performance and observance of every  provision,  term and  condition of this Lease to be performed by the Tenant.  If Tenant  defaults with respect to any  provisions,  terms or conditions of this Lease,  including, but not limited to, the payment of Base Monthly Rent and additional rent, or any other charge due hereunder, Landlord may use, apply or retain all or any part of this Security Deposit for the payment of any sum in default,  or for the payment of any other  amount which  Landlord  may spend or become  obligated to spend by reason of Tenant's  default,  or to  compensate  Landlord  for any other loss or damage  which  Landlord  may suffer by reason of  Tenant's  default,  including, without  limitation,  any damages or deficiency  accrued before or after summary proceedings  or other  re-entry by  Landlord.  If any  portion of said  Security
Deposit is so used or applied,  Tenant shall within five (5) days after  written demand  therefor  deposit cash with Landlord in an amount  sufficient to restore the Security  Deposit to its original amount and Tenant's failure to do so shall be an event of default under this Lease. Landlord shall be required to keep this
Security Deposit in a segregated  account in Tenant's bank and may not commingle such  Security  Deposit  with its own funds.  Tenant  shall not be  entitled  to interest on such Security Deposit.  If Tenant shall fully and faithfully perform every  provision,  term and  condition  of this Lease to be performed by it, the
Security  Deposit or any  balance  thereof  shall be  returned to Tenant (or, at
Landlord's  option, to the last assignee of Tenant's interest  hereunder) at the expiration of the Lease Term and after delivery of the entire  possession of the
Premises to Landlord.

         In the event of the  insolvency  of Tenant or in the event of the entry of a judgment in bankruptcy in any court against  Tenant which is not discharged within  sixty (60) days after  entry,  or in the event a petition is filed by or against  Tenant  under  any  chapter  of the  bankruptcy  laws of the  State  of
Connecticut or the United States of America, then and in such event Landlord may require  the  Tenant  to  deposit  additional  security  in an  amount  which in
Landlord's  sole judgment  would be sufficient  to  adequately  assure  Tenant's performance of all of its obligations  under this Lease,  including all payments subsequently  accruing.  Failure of Tenant to deposit the  security  required by this  Section  within  ten (10)  days  after  Landlord's  written  demand  shall constitute a material breach of this Lease by Tenant.

         3.3      TRANSFERS.
                  ---------

                  (a) In the event of a sale or other  transfer of the Premises,
Landlord  shall have the right to transfer the  Security  Deposit to the vendee, and the Landlord  shall  thereupon be released by Tenant from all  liability for the return of such Security  Deposit.  Tenant agrees to look to the new landlord solely for the return of said Security Deposit. It is agreed that

                                     - 5 -

the provisions  hereof shall apply to every  transfer or assignment  made of the security to a new landlord.

                  (b) In the event of any assignment of this Lease by Tenant, at
Landlord's option the Security Deposit shall be deemed to be held by Landlord as a security  deposit  made by the  assignee  and  Landlord  shall have no further liability in respect to the return of the Security Deposit to the assignor.

Any party  succeeding  to  Landlord's  interest  in the  Building or Premises by reason of the  enforcement  (or  proceeding in lieu thereof) of any  encumbrance shall be  relieved  and  released  from any  obligation  to return the  Security
Deposit,   except  to  the  extent  that  such  Security  Deposit  was  actually transferred  to such  entity  as a  separate  fund  identified  as the  Security
Deposit.

         3.4 RENT DUE UPON  TERMINATION  OF LEASE.  If upon  termination of this
Lease any amount due pursuant to this  Article III has not yet been  determined, an  appropriate  payment  from Tenant to  Landlord,  or refund from  Landlord to
Tenant, shall be made promptly after such determination.

                                   ARTICLE IV
                                COMMENCEMENT DATE

         4.1 COMMENCEMENT DATE. The Commencement Date of this Lease shall be the date which is the later of (i)  January  1, 2001,  or (ii) the date on which the satisfaction  or waiver by Tenant of its  Banking  Approval  Contingency  as set
forth in Article XVII hereof is obtained, which Commencement Date may be further extended as expressly provided for hereinafter. The Landlord and Tenant agree to set  forth  in  a  writing  the  actual  Commencement  Date  once  it  has  been established.

         If Landlord shall fail to vacate the premises and deliver possession to
Tenant on the  Commencement  Date,  such date shall be delayed until  possession shall be  delivered.  However,  if Landlord  fails to deliver  possession of the
Premises within thirty (30) days of the Commencement Date, and such delay is not attributable  to any Tenant  delay or any causes  beyond  Landlord's  reasonable control,  the Tenant shall  receive a per diem credit  against its Base Rent for the Premises (to be applied when such Base Rent  commences) for each day of such delayed  delivery  beyond said thirty (30) day period and if Landlord shall fail to deliver possession of the Premises within sixty (60) days of the Commencement
Date, Tenant may elect to terminate this Lease by so notifying  Landlord of such election  within ten (10) days of the  expiration  of such 60 day  period.  Said credit and termination  right shall be Tenant's sole and exclusive  remedies for such delayed delivery.

                                    ARTICLE V
                         USE AND DEVELOPMENT OF PREMISES

         5.1      PERMITTED USE.
                  -------------

                  (a) Tenant may use the Premises only for Permitted Uses.

                  (b) Tenant  and  Landlord  agree to  conform to the  following provisions during the Term of this Lease:

                                     - 6 -

                      (i) Tenant shall not introduce any Hazardous Material onto the Premises without complying with all applicable Federal, State and local laws or ordinances  pertaining to the storage,  use or disposal of such materials  including,  but not limited to,  obtaining  proper permits;

                      (ii) If Tenant's storage, use or disposal of any Hazardous
           Material  in,  on  or  adjacent  to  the  Premises   results  in  any
           contamination  of the  Premises,  the soil or surface or  groundwater requiring  remedial,  removal or cleanup  action under  Environmental
           Laws (as defined  hereinafter),  Tenant agrees, at Tenant's sole cost and expense,  to undertake  such action with regard to  contamination caused by Tenant in accordance with State of Connecticut  Remediation
           Standard Regulations, 22a-133K.

                      (iii) For  purposes of this  Section  5.1,  "Environmental
           Laws"  shall  mean  any  Federal,   State  or  local  statute,   law,
           regulation,  ordinance,  code, policy, standard or rule of common law in effect and in each case as amended  as of the  Commencement  Date, and any judicial or administrative  interpretation  thereof as of the
           Commencement  Date,  including any judicial or administrative  order, consent  decree or  judgment,  relating to the  environment,  health,
           safety  or   hazardous   materials,   including   the   Comprehensive
           Environmental  Response,  Compensation  and Liability Act of 1980, as
           amended,  42 U.S.C.  Section 9601 et seq.; the Resource  Conservation
           and Recovery  Act, as amended,  42 U.S.C.  Section 6901 et seq.;  the
           Federal Water Pollution  Control Act, as amended,  33 U.S.C.  Section
           1251, et seq.; the Toxic  Substances  Control Act, 15 U.S.C.  Section
           2601,  et seq.;  the Clean Air Act, 42 U.S.C.  Section 7401, et seq.;
           the Safe Drinking Water Act, 42 U.S.C. Section 300f, et seq.; the Oil
           Pollution  Act of  1990,  33  U.S.C.  Section  12701,  et  seq.;  the
           Occupational  Safety and Health Act, 29 U.S.C.  Section 651, et seq.;
           and  their  state  and  local   counterparts  and  equivalents,   and
           "Hazardous Material" means any hazardous substance,  hazardous waste, petroleum or  petroleum-derived  substance or waste,  asbestos or any constituent  of any such  substance  or waste,  hazardous  substance,
           material   or  waste  which  is  or  becomes   regulated   under  any
           Environmental Law.

                      (iv) Tenant shall at all times and in all respects  comply with all  Environmental  Laws relating to the Premises.  Tenant shall not take any  remedial  action in  response  to the  presence  of any
           Hazardous  Materials  in or about the  Premises,  nor enter  into any settlement agreement, consent decree or other compromise with respect to  any  claims  relating  to any  hazardous  materials  in  any  way connected  with the  Premises,  without first  notifying  Landlord of
           Tenant's  intent  to do so  and  affording  Landlord  opportunity  to appear,  intervene  or  otherwise  appropriately  assert and  protect
           Landlord's interest with respect thereto.

                      (v) Tenant shall  immediately  notify  Landlord in writing of: (a) any enforcement,  cleanup,  removal or other  governmental or regulatory action instituted,  completed or threatened against Tenant pursuant to any Environmental  Laws; (b) any claim made or threatened by any person  against  Tenant or the  Premises  relating  to damage, contribution,  cost recovery  compensation,  loss or injury resulting from or claimed to result from any hazardous  materials;  and (c) any reports made by Tenant to any environmental  agency arising out of or in

                                     - 7 -

         connection  with  any  Hazardous  Materials  in  or  removed  from  the
         Premises,  including  any  complaints,  notices,  warnings  or asserted violations  in  connection  therewith.  Tenant  shall  also  supply  to
         Landlord  as  promptly as  possible,  and in any event  within five (5)
         business  days after  Tenant  first  receives  or sends the same,  with copies  of  all  claims,  reports,  complaints,  notices,  warnings  or asserted violations,  relating in any way to Hazardous Materials in, on or about the Premises.

                           (vi)  Tenant  shall  indemnify,  defend  (by  counsel
         reasonably  acceptable to  Landlord),  protect and hold  Landlord,  its successors and assigns,  free and harmless from and against any and all
         claims,  liabilities,   penalties,   forfeitures,  losses  or  expenses
         (including  attorneys'  fees),  or death of or injury to any  person or damage  to  any  property  whatsoever,  arising  from,  out  of  or  in connection with, or caused in whole or in part, by (a) the presence in, on, under or about the Premises, or the discharge in, on, under or from the  Premises,  of any  Hazardous  Materials  brought  or  caused to be brought into or onto the Premises by or on behalf of Tenant, except for any discharge on, under or from the Premises of any Hazardous Materials
         caused  by  Landlord;   or  (b)  Tenant's   use,   analysis,   storage,
         transportation,  disposal,  release,  threatened release,  discharge or generation of Hazardous  Materials to, in, on, under, about or from the
         Premises; or (c) Tenant's failure to comply with any Environmental Law.
         Tenant's  obligations  under this  Section 5.1 shall  include,  without limitation, and whether foreseeable or unforeseeable,  all costs of any
         required   or   necessary   repair,   cleanup  or   detoxification   or
         decontamination of the Premises,  or the preparation and implementation of any closure,  remedial  action or other required plans in connection therewith,  and shall  survive  the  expiration  of the Term or earlier termination  of this Lease.  For the purpose of this  Section  5.1, any acts or  omissions  of  Tenant,  or by  employees,  agents,  assignees, subtenants,  contractors or  subcontractors  of Tenant or others acting for or on  behalf  of  Tenant  (whether  or  not  they  are  negligent, intentional,  willful or unlawful)  shall be strictly  attributable  to
         Tenant.

                           (vii) Within thirty (30) days following  execution of
         the Lease,  Landlord will provide  Tenant with a Phase I  environmental report  for the  Premises.  If such  report  shall  disclose  that  the
         Premises are not in compliance with all applicable  environmental  laws and  regulations,  unless  Landlord  shall agree to remediate  any such violations,  Tenant  may  thereupon  elect,  as its sole and  exclusive remedy, to terminate the Lease, whereupon all rights and obligations of the parties hereto shall be at an end.

         5.2 LEASEHOLD IMPROVEMENTS BY LANDLORD.  Landlord, at its sole cost and expense,  shall, on or before the Commencement Date of this Lease complete those
Leasehold  Improvements  set forth on Exhibit C. Tenant agrees that if has fully inspected  the  Premises  in its "as  is,"  "where  is"  condition  to its  full satisfaction  and  Tenant  agrees  to accept  possession  of the  Premises  upon completion of Landlord's Improvements as provided for herein. Tenant agrees that it has not relied upon any  representations or statements of the Landlord or its agents regarding the Premises.

         5.3      INSTALLATIONS AND ALTERATIONS BY TENANT.
                  ---------------------------------------

                  (a)  Tenant   shall   make  no   alterations,   additions   or
improvements  in or to the  Premises  during the Term of this Lease  without the prior written

                                     - 8 -

consent  of  Landlord,   which  consent  shall  not  be  unreasonably  withheld,
conditioned or delayed,  provided that Tenant fully complies with the provisions of this  Section 5.3, and  provided  further that such consent  shall  expressly indicate the extent to which such alterations, additions or improvements must be removed by Tenant at the expiration of this Lease or, if  applicable,  must then remain on the Premises.  Tenant agrees to pay for Landlord's reasonable expenses
for   professional   services  it  requires   to  review   Tenant's   plans  and
specifications.  Landlord  shall not,  however,  require any such removal if the alterations,  additions  or  improvements  could be  reasonably  expected  to be reusable  by the  succeeding  tenant  in the  Premises.  Any  such  alterations, additions  or  improvements  shall  (i) be  made  in  accordance  with  complete construction plans and specifications approved by Landlord, which approval shall not be unreasonably withheld,  delayed or conditioned;  (ii) be constructed in a good and workmanlike  manner and in compliance with all applicable laws,  codes, regulations,  permits and approvals required by any governmental entities having jurisdiction  therefor;  and (iii) be made at Tenant's  sole  expense.  Upon any termination  or earlier  expiration  of this Lease,  Tenant shall  surrender the
Premises in the same condition as existed at the Commencement  Date,  except for normal wear and tear and damage  caused by the  elements,  casualty or any other cause for which Tenant might be liable.

                  (b) Landlord hereby consents to those initial  improvements to the  Premises  as set forth on  Exhibit D hereto  ("Tenant's  Initial  Leasehold
Improvements").

                  (c)  All  articles  of  personal  property  and  all  business fixtures,  communications equipment, machinery and equipment and furniture owned or  installed  by  Tenant  solely  at its  expense  in the  Premises  ("Tenant's
Removable Property") shall remain the property of Tenant and shall be removed by
Tenant at the expiration or earlier  termination of this Lease,  and Tenant,  at its expense, shall repair any damage to the Building caused by such removal.

                  (d) Notice is hereby given that  Landlord  shall not be liable for  any  labor  or  materials  furnished  or to be  furnished  by  contractors, mechanics or suppliers to Tenant upon credit,  and that no  mechanic's  or other lien for any such labor or materials  shall attach to or affect the reversion or other  estate or interest of Landlord in and to the  Premises.  Whenever  and as
often as any  mechanic's  lien shall have been filed against the Property  based upon any act or interest of Tenant or of anyone claiming through Tenant,  Tenant shall  forthwith take such action by bonding,  deposit or payment as will remove or satisfy the lien within sixty (60) days after the lien is recorded.

         5.4      OPERATION OF BUSINESS.
                  ---------------------

                  (a) Tenant shall,  subject to Section 12.20, during the entire
Term not use or suffer or permit to be used the  Premises or any part thereof in any manner which  constitutes a nuisance,  or in any manner that will  adversely affect  the  structural  strength  of the  Building  in which the  Premises  are located.

                  (b) Tenant  shall have no covenant to operate its  business in the Premises or remain open for business in the Premises.  Tenant's  closing for business shall not alter,  affect,  change or modify Tenant's  obligation to pay
Rent or to perform any of Tenant's other obligations under this Lease.  Tenant's closing for business pursuant to, and in accordance with, this Section shall not constitute a default under this Lease.  Provided,  however, that if the Building is unoccupied, the Tenant agrees that the utilities shall

                                     - 9 -

remain operating and the Building shall be kept in a secure and  well-maintained state.

                                   ARTICLE VI
                            ASSIGNMENT AND SUBLETTING

         6.1      NOTICE REQUIRED.
                  ---------------

                  (a) Except as provided in this  Article VI,  Tenant  covenants and agrees that neither this Lease nor the term and estate hereby  granted,  nor any interest  herein or therein,  will be assigned and that neither the Premises nor any part  thereof will be sublet in each case without  first  obtaining  the written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed.

                  (b) Notwithstanding the foregoing, the provisions of paragraph
(a) of this section shall not apply to any transactions by Tenant with an entity into or with which Tenant is merged or  consolidated  or with an entity to which substantially  all of Tenant's  assets are  transferred or with any entity which controls or is  controlled  by Tenant or any member of its board of directors or is under  common  control  with Tenant or with which Tenant or any member of its board of directors, directly or indirectly, has a fifty percent (50%) or greater ownership interest,  or which directly or indirectly,  has a fifty percent (50%)
or greater  interest in Tenant (any such  foregoing  entity  being a  "Permitted
Assignee").  As  used in  this  Section,  "control"  and  its  conjugations  and declensions  means the possession,  whether direct or indirect,  of the power to direct or cause the  direction  of the  management  and policies of the business entity.

                  (c) Upon any  assignment  or sublease,  Tenant shall be not be released from any past or continuing  liability on this Lease or from performing any of the  terms,  covenants  and  conditions  of  this  Lease.  Any  attempted assignment,  sublease  or other  transfer by Tenant  without  the prior  written approval of Landlord,  except to a Permitted Assignee,  shall be void and confer no right or interest on the purported transferee.

                                   ARTICLE VII
              RESPONSIBILITY FOR REPAIRS AND CONDITION OF PREMISES;

         7.1      REPAIRS.
                  -------

                  (a) Landlord shall be responsible at its sole cost and expense for  any  replacement  as it  deems  necessary  or  advisable  of the  roof  and structural  components (i.e.,  exterior walls and foundation) of the Building in which the Premises are located and for the  replacement as it deems necessary or advisable  of the  heating,  ventilating  and air  conditioning  systems  of the
Premises  ("HVAC  System").  Landlord  shall perform such work after  reasonable notice to Tenant and at a time and in a manner so as to minimize the  disruption of or  interference  with Tenant's  normal  conduct of business or access to the
Premises and in conformance with all security  requirements  reasonably  imposed upon the Premises by the Tenant,  but nothing  contained  herein  shall  require
Landlord to incur overtime expenses for any such work.

                  Except as set forth in the preceding paragraph,  Tenant shall, commencing on the Commencement Date and thereafter at all times, be solely

                                     - 10 -

responsible  at its sole cost and expense for keeping each and every  element of every  kind and  nature  of the  Premises  and the  Building  thereon  repaired, maintained,  replaced or added to so as to maintain  the same in good order,  in sanitary and safe condition and repair,  and in compliance with all governmental laws, ordinances,  codes and other requirements and all insurance  requirements.
Those elements of the Premises for which Tenant shall be responsible include, by way of example and not limitation,  the following,  except as otherwise provided in paragraph (a) above:  all repairs and  replacements to and maintenance of the
Building,  its mechanical,  electrical and plumbing systems,  fixtures and other improvements  and the  HVAC  system  and  elevators  (each  of  which  shall  be maintained and repaired by a service  company  reasonably  acceptable to Tenant, pursuant  to a  contract  reasonably  acceptable  to  Tenant)  and all  grounds, sidewalks  and parking  areas,  including  snow and ice removal.  All such costs incurred by Tenant in connection with this paragraph  shall be deemed  Operating
Expenses.  Except for Landlord's replacement obligations as expressly set out in the paragraph above, this Lease shall be absolute net to Landlord, with no right whatsoever  by Tenant of setoff,  deduction or  recoupment.  Landlord  shall not assess Tenant any  management  or  administrative  fees in connection  with this
Lease.

                  (b) Tenant shall promptly perform any maintenance and make any repair or  replacement  which  Tenant is  required  to make  pursuant to Section
7.1(a) in a good and workmanlike  manner and in conformance  with all applicable laws,  ordinances  and codes and insurance  requirements.  If Landlord has given notice  to  Tenant  of the need to  perform  such  maintenance  and to make such repairs or  replacements,  and Tenant has failed to commence to take appropriate actions and/or  complete such work (as the case may be) within a reasonable time after  receipt of such  notice  based upon the  nature of the work,  but,  in no event,  exceeding thirty (30) days after notice,  or thereafter fails to proceed with reasonable  diligence to complete such work, Landlord may, but shall not be obligated  to,  complete  such  work  after  prior  written  notice to Tenant of
Landlord's  intention to do so.  Landlord shall provide  Tenant with  reasonable documentation  evidencing the reasonable costs and expenses incurred by Landlord in  exercising  this right of  self-help.  Tenant shall  reimburse  Landlord for reasonable  costs and expenses  incurred by Landlord  within ten (10) days after receiving Landlord's documentation.  Notwithstanding the foregoing, in the event that any  occurrence  upon the Premises  shall result in a condition  imminently threatening  to the Premises in the  reasonable  and good faith  judgment of the
Landlord (such occurrence being referred to herein as an "Emergency"),  and such
Emergency  is of such a nature  that  Tenant is be required to remedy same under the terms of this Lease,  and if Tenant shall not immediately take such steps as are necessary to cause an abatement of the  condition or conditions  giving rise to such Emergency  after  receiving  notice thereof from Landlord,  then in such event  Landlord  may  thereafter  take such  steps and  engage in such  curative actions as are reasonably required to abate the Emergency without further notice to Tenant,  upon the doing of which Landlord shall be entitled to  reimbursement from Tenant for the costs to Landlord of all such curative  actions,  and Tenant shall be  obligated  to pay same within  thirty (30) days after  receipt of such invoice and supporting documentation from Landlord.

                  (c) Tenant  agrees that it will not commit or permit  waste at the Premises and will  surrender the Premises in a broom-clean  condition at the expiration of the Lease, normal wear and tear and loss by casualty excepted.

                                     - 11 -

         7.2      COMPLIANCE WITH LAW.
                  -------------------

                  Landlord  represents  to Tenant that  Landlord has received no notices  of any  violations  of any laws  (including  ADA),  ordinances,  rules, regulations  or orders  from any  governmental  authority  with  respect  to the
Premises.  Tenant,  at Tenant's  expense,  shall comply  promptly with the laws, ordinances,  rules,  regulations and orders of all  governmental  authorities in effect from time to time during the Term with  respect to the Premises or to the
Tenant's  use  thereof,  including,   without  limitation,  the  Americans  with
Disabilities Act ("ADA"),  all environmental  laws and the Federal  Occupational
Safety and Health Act of 1970, and will obtain and maintain any and all licenses and  permits  necessary  for any such use,  and shall  further  comply  with all insurance requirements imposed by any insurers of the Premises.

         7.3      BUILDING SERVICES.
                  -----------------

                  (a) Commencing on the Commencement  Date and thereafter at all times, Tenant shall provide or cause to be provided at its sole cost and expense all building  services,  including,  by way of example and not  limitation,  the following:

                    (i) All utilities serving the Premises.

                    (ii) Building janitorial and trash removal services shall be provided by Tenant.

                    (iii) Adequate lighting of the parking lot of the Premises.

                    (iv)  Mowing  of all  grass  areas  and  maintenance  of all landscaping.

                    (v)  Timely  plowing  and  removal  of snow and ice from all walkways and parking areas.

                    (vi) Adequate lighting, heating,  ventilation and cooling of the Building.

         7.4  UTILITIES.  Tenant  shall have no  responsibility  for any charges accruing prior to the Commencement Date. Commencing on the Commencement Date and
thereafter  at  all  times,  Tenant  shall,  at  its  own  expense,  pay  before delinquency  directly to the utility  company or other provider  thereof for all water,  sewer, gas,  electricity,  telephone and all other utilities consumed on the Premises and for all other charges for said  utilities for the Premises.  In no event shall  Landlord  be  responsible  for  damages to Tenant  caused by the temporary  interruption of utility services to Tenant or the Premises, nor shall
Rent be offset as a result of any such interruption.

                                  ARTICLE VIII
                           OPERATING AND TAX EXPENSES

         8.1      TENANT'S PAYMENTS.
                  -----------------

                  (a)  Commencing  on  the  Commencement   Date  and  continuing
thereafter  at all times,  Tenant  shall be liable for the  payment of  Tenant's
Operating and Tax Expenses as additional rent, which amount shall be apportioned for any

                                     - 12 -

period in which the Commencement Date falls or the Term of this Lease expires or otherwise terminates.

                  (b) Prior to their  payment  date,  Landlord  shall  submit to
Tenant the Tax bills and Tenant shall pay such  amounts  directly to the City of
New  Haven  prior to their due date.  Attached  hereto as  Exhibit G is the Real
Property tax bill for the 1999 Grand List.

         8.2 PERSONAL  PROPERTY TAXES.  Tenant shall pay before  delinquency all license fees,  public charges,  property taxes and assessments on the furniture, fixtures,  equipment and other property of the Tenant or being used by Tenant at any time situated on or installed in the Premises.

                                   ARTICLE IX
                             INDEMNITY AND INSURANCE

         9.1  INDEMNITY.  Tenant agrees to indemnify,  defend,  protect and save harmless Landlord from and against all claims and liabilities of whatever nature arising from, out of or in connection with any accident, injury, death or damage whatsoever  to any person,  or to the  property of any person,  occurring  on or about the Premises  after the  Commencement  Date of this Lease until the end of the Term of this Lease, including, without limitation, the negligence or willful misconduct  of Tenant or its  employees,  agents or  contractors,  any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed  pursuant to the terms of this Lease,  or any acts or omissions of any person upon the Premises by license of Tenant or of any person or entity  deriving  his,  her or its right to occupy the Premises or any part thereof  from, by or through  Tenant,  except to the extent (if any) any of the foregoing is caused by the  negligence or willful  misconduct of Landlord or its employees,  agents or  contractors,  or the breach or default on the part of the Landlord in the  performance of any covenant or agreement on the part of the
Landlord to be  performed  pursuant to the terms of this Lease,  in which event,
Landlord agrees to indemnify,  defend, protect and save harmless Tenant from and against claims and  liabilities  of whatever  nature arising from such breach or from such negligence or willful misconduct of Landlord, or its employees, agents or  contractors.  This  indemnity  and hold  harmless  agreement  shall  include indemnity  against  all  costs,  expenses  and  liabilities  incurred  in  or in connection  with any such claim or  proceeding  brought  thereon and the defense thereof including,  without limitation,  reasonable attorneys' fees and costs at both the  trial  and  appellate  levels.  When the  claim is caused by the joint negligence or willful  misconduct of Landlord and Tenant or Landlord and a third party unrelated to Landlord (except Landlord's agents, contractors, employees or invitees),  Landlord's duty to defend,  indemnify and hold Tenant harmless shall be in  proportion  to  Landlord's  allocable  share of the joint  negligence  or willful  misconduct.  The indemnities under this subsection are given subject to the provisions of Section 9.4 hereof.

         9.2 PUBLIC  LIABILITY AND LOSS OF RENT  INSURANCE.  Tenant agrees as to the  Premises to maintain in full force at Tenant's  sole cost and expense  from the Commencement Date, throughout the Term of this Lease, and thereafter so long as  Tenant  is in  possession  of any part of the  Premises,  a policy of public liability  insurance,  workers'  compensation  insurance  as required by law and rental income  insurance  equal to the Base Rent payable by Tenant for up to one year (collectively  "Tenant's Policy").  Tenant's Policy shall name Tenant as an insured and Landlord shall be named as an additional  insured.  Tenant's  Policy shall be non-cancellable and non-amendable with respect to

                                     - 13 -

Landlord  without  thirty (30) days' prior notice and Tenant's  Policy of public liability  insurance  shall be in at least  the  amount  of the  Initial  Public
Liability  Insurance  specified  in Section  1.1,  and a  duplicate  original or
Evidence of  Insurance  certificate  of Tenant's  Policy  shall be  delivered to
Landlord.  Tenant shall  maintain at its sole cost and expense such insurance on its personal property as Tenant deems appropriate.

         9.3 PROPERTY AND CASUALTY  INSURANCE.  Landlord shall pay for and shall maintain  in full force and effect at all times a  standard  policy or  policies insuring against "all risk" perils (also known as "special perils") covering the
Building and other  improvements  owned by Landlord at the Premises in an amount at least sufficient to avoid the effect of coinsurance  provisions of the policy or policies (i.e., not less than eighty percent (80%) of the actual  replacement cost of the Premises and other improvements,  without deduction for depreciation and excluding  foundations,  excavation costs and the cost of underground flues, pipes and  drains,  if such costs are  properly  excludable  under  co-insurance requirements).  Such  insurance  may include a standard  form of  lender's  loss payable  endorsement,  issued to the holder or holders of a mortgage  or deed of trust  secured in whole or in part by the Parcel and the other  parcels on which the insured  improvements are located. The premiums for such insurance shall not be  included in  Operating  Expenses.  Landlord  agrees that it shall cause such policy or policies of  insurance  to be issued and shall  provide to Tenant upon its  request  made  from  time to  time an  Evidence  of  Insurance  certificate evidencing  that  such  insurance  has been  procured  and is in full  force and effect.  Landlord may elect to maintain  flood  coverage,  but the costs thereof shall be borne  solely  by  Landlord  and  shall not be  included  in  Operating
Expenses.  All  proceeds of such  policies  shall  belong to Landlord and Tenant shall have no claim thereto.

         9.4 WAIVER OF SUBROGATION.  Landlord and Tenant mutually agree that any property damage insurance  carried by either shall provide for the waiver by the insurance  carrier  of any right of  subrogation  against  the  other,  and they further  mutually agree that,  with respect to any damage to property,  the loss from which is covered by insurance then being carried by them, respectively, the one carrying such  insurance  and suffering  such loss releases the other of and from any and all claims with respect to such loss.

                                    ARTICLE X
                           FIRE, EMINENT DOMAIN, ETC.

         10.1  ABATEMENT OF RENT.  If the  Premises  shall be damaged by fire or other casualty, Base Rent payable by Tenant shall be justly and equitably abated and  reduced  according  to the nature and extent of the loss of the use thereof suffered by the Tenant for the period in which, by reason of such damage,  there is material interference with Tenant's use of the Premises, having regard to the extent to which  Tenant is  required  to  discontinue  Tenant's  use of all or a portion of the Premises,  but such abatement or reduction  shall end if and when
Landlord  shall have  restored the Premises to the  condition in which they were prior to such damage.  If the Premises  shall be affected by any exercise of the power of  eminent  domain,  Base  Rent  payable  by Tenant  shall be justly  and equitably  abated and reduced  according to the nature and extent of the loss of use thereof  suffered by Tenant.  In no event shall  Landlord have any liability for damages to Tenant for  inconvenience,  annoyance or interruption of business arising from such fire, casualty or eminent domain.

                                     - 14 -

         10.2 RIGHTS OF  TERMINATION.  Within  thirty (30) days from the date of damage by fire or other  casualty,  Landlord  shall notify Tenant whether or not the Premises can be restored to its original condition within one hundred eighty
(180) days from the date of such damage.  For purposes  hereof,  the Building or
Premises  shall  be  deemed  "restored"  if they are in  substantially  the same condition  as they were in prior to such damage.  If the  Premises  cannot be so restored  within one hundred eighty (180) days,  Tenant shall have the option by giving written notice, within ten (10) days after delivery of Landlord's notice, of  terminating  this Lease as of the date of such  damage.  In the event of the giving of such notice, this Lease shall terminate and all interest of the Tenant in the  Premises  shall  terminate as of the date of such damage as if such date had been originally fixed in this Lease for the expiration of the Term.

         10.3 RESTORATION.  In the event that Tenant does not exercise its above set forth option to terminate this Lease in the event of damage by fire or other casualty,  then  Landlord  shall  repair or  restore  such  damage,  this  Lease continuing  in full  force  and  effect,  with the  Base  Rent  hereunder  to be equitably abated as herein above provided.  In the event that Landlord  notifies
Tenant that the Premises can be materially  restored  within one hundred  eighty
(180) days from the date of damage by fire or other casualty pursuant to Section
10.2 and  Landlord  fails to  materially  restore the  Premises  within such one hundred  eighty (180) day period,  then Tenant as its sole and exclusive  remedy shall be  entitled to  terminate  this Lease by giving  Landlord  notice of such termination  within ten (10) days after the  expiration  of such period and this
Lease  shall  terminate  as of the date of such  damage as if such date had been originally  fixed  in this  Lease  for the  expiration  of the  Term;  provided, however,  that if Landlord shall be delayed in,  hindered in, or prevented from, completing  the  restoration  within  said  period by  reason  of Force  Majeure
(defined in Section 12.20),  or if the delay shall be due to delay in receipt of custom ordered items,  then the time for completion of the restoration  shall be extended  for the  period of the delay (but in no event  more than  thirty  (30)
days).  Landlord  shall not be  required  to repair  any damage by fire or other cause, or to make any repairs or replacements of any  alterations,  additions or improvements  installed in the Premises by Tenant or to any of Tenant's personal property or equipment; and if Landlord shall restore the Premises,  Tenant shall be required to repair and restore such damage at Tenant's cost and expense.

         10.4 EMINENT  DOMAIN.  If  possession  of all or more than  twenty-five percent (25%) of the floor area of the Building  shall be taken by any public or quasi-public  authority under the power of eminent domain, or conveyance in lieu thereof,  either party hereto shall have the right, at its option, of giving the other, at any time within thirty (30) days after such taking, notice terminating this Lease. If neither party hereto shall so elect to terminate this Lease, Rent shall be adjusted equitably.

         10.5  CONDEMNATION  AWARD.  Landlord shall have and hereby reserves and excepts, and Tenant hereby grants and assigns to Landlord, all rights to recover for damages to the Property and to  compensation  accrued or hereafter to accrue by reason of such taking by a condemning authority, and by way of confirming the foregoing,  Tenant  hereby grants and assigns,  and  covenants  with Landlord to grant and assign to Landlord,  all rights to such damages or  compensation  from the condemning authority; provided, however, if any such damages or compensation award expressly  includes an amount for Tenant's  Removable Property or Tenant's moving  expenses,  Landlord  shall  pay such  amount to  Tenant  promptly  after
Landlord's receipt thereof. Nothing contained herein

                                     - 15 -

shall be  construed  to prevent  Tenant  from  prosecuting  in any  condemnation proceedings  a  claim  for  the  value  of any of  Tenant's  Removable  Property installed  in the  Premises  by Tenant at Tenant's  expense  and for  relocation expenses,  provided  such Tenant  award shall not  diminish  the amount of award attributable to Landlord.

                                   ARTICLE XI
                                     DEFAULT

         11.1       TENANT'S DEFAULT.
                    ----------------

                  (a) If at any time  subsequent  to the date of this  Lease any one or more  of the  following  events  (herein  referred  to as a  "Default  of
Tenant") shall happen:

                      (i)  Tenant  shall  fail to pay the Base Rent when due and such  failure  shall  continue  for fifteen  (15) days after such due date;

                      (ii) Tenant shall fail to pay Tenant's  Operating  and Tax
           Expenses or other charges  hereunder  when due and such failure shall continue  for  fifteen  (15)  days  after  the same  shall be due and payable; or

                      (iii) Tenant  shall  neglect or fail to perform or observe any other covenant herein  contained on Tenant's part to be performed or  observed  and  Tenant  shall  fail to remedy  the same as soon as practicable  and in any event within  thirty (30) days after  written notice to Tenant  specifying  such  neglect  or  failure,  or if such failure is of such a nature that Tenant cannot  reasonably remedy the same  within  such  thirty  (30) day  period,  Tenant  shall  fail to commence  promptly  (and in any event  within  such  thirty  (30) day period) to remedy the same and to prosecute such remedy to completion with diligence and continuity; or

                      (iv) Tenant's  leasehold interest in the Premises shall be taken  on  execution  or by other  process  of law  directed  against
           Tenant; or

                      (v) Tenant  shall make an  assignment  for the  benefit of creditors or shall file a voluntary  petition in  bankruptcy or shall be adjudicated  bankrupt or insolvent,  or shall file any petition or
           answer   seeking  any   reorganization,   arrangement,   composition,
           readjustment,  liquidation,  dissolution or similar relief for itself under any present or future Federal,  State or other statute,  law or regulation for the relief of debtors,  or shall seek or consent to or acquiesce in the  appointment of any trustee,  receiver or liquidator of Tenant or of all or substantially all of its properties,  or shall admit in writing its  inability  to pay its debts  generally  as they become due; or

                      (vi)  A  petition   shall  be  filed  against   Tenant  in
           bankruptcy  or  under  any  other  law  seeking  any  reorganization, arrangement, composition, readjustment,  liquidation, dissolution, or similar  relief under any present or future  Federal,  State or other statute,  law or regulation and shall remain  undismissed or unstayed for an aggregate of sixty (60) days (whether or not consecutive),  or if any debtor in possession (whether or not Tenant) trustee, receiver or  liquidator  of  Tenant or of all or any  substantial  part of its properties or of the Premises shall be appointed  without the consent or acquiescence

                                     - 16 -

           of Tenant and such appointment shall remain unvacated or unstayed for an aggregate of ninety (90) days (whether or not consecutive);

         then,  in any such case,  Landlord may terminate  this Lease,  and this
Lease  shall come to an end on the date  specified  in such  notice as fully and completely  as if such  date  were  the date  herein  originally  fixed  for the expiration  of the Term of this Lease,  and Tenant will then quit and  surrender the  Premises  to  Landlord,  but  Tenant  shall  remain  liable as  hereinafter provided.

                  (b) If this Lease  shall have been  terminated  as provided in this Article, or if any execution or attachment shall be issued I against Tenant or any of Tenant's property whereupon the Premises shall be taken or occupied by
someone  other  than  Tenant,   then  Landlord  may  re-enter  the  Premises  in
conformance with any final judgment order in a summary process action and remove and  dispossess  Tenant and all other  persons and any and all property from the same, as if this Lease had not been made, and

                  Landlord shall use  commercially  reasonable  efforts to relet the whole or any portion or portions of the Premises  from time to time,  either in the name of Landlord or otherwise,  to such tenant or tenants,  for such term or terms ending before,  on or after the expiration  date of this Lease, at such rental or rentals and upon such other conditions,  which may include concessions and free rent  periods,  as Landlord,  in its sole  discretion,  may  determine;
provided,  however,  that  Landlord  shall in no event be liable for  failure to relet the Premises or any part thereof,  or, in the event of any such reletting, for failure to collect any rent due upon any such reletting, and no such failure shall operate to relieve  Tenant of any liability  under this Lease or otherwise affect any such liability,  and Landlord,  at Landlord's  option,  may make such repairs, replacements,  alterations,  additions,  improvements,  decorations and other  physical  changes  in  and to  the  Premises  as  Landlord,  in its  sole discretion,  considers  advisable  or  necessary  in  connection  with  any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

                  Tenant,  on its  own  behalf  and  on  behalf  of all  persons claiming through or under Tenant,  including all creditors,  does further hereby waive any and all rights which Tenant and all such persons might  otherwise have under any  present  or future  law to redeem  the  Premises,  or to  reenter  or repossess  the Premises,  or to restore the  operation of this Lease,  after (a)
Tenant has been  dispossessed by a judgment or by warrant of any court or judge, or (b) any reentry by Landlord,  or (c) any  expiration or  termination  of this
Lease and the Term, whether such dispossess,  reentry, expiration or termination shall be by operation of law or pursuant to the  provisions  of this Lease.  The words  "reenter,"  "reentry" and  "reentered" as used in this Lease shall not be deemed to be restricted to their  technical  legal  meanings.  In the event of a breach or threatened  breach by Tenant, or any persons claiming through or under
Tenant,  of any term,  covenant or condition of this Lease,  Landlord shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law or in  equity  as if  reentry,  summary  proceedings  and  other  special remedies  were not provided in this Lease for such  breach.  The right to invoke the  remedies  hereinbefore  set forth  are  cumulative  and shall not  preclude
Landlord from invoking any other remedy allowed at law or in equity.

                                     - 17 -

                  If  this  Lease  shall  be  terminated  and  come to an end as provided  in (a)  hereof,  or by or under any  summary  proceeding  or any other action or proceeding, then, in any of said events:

                      (i) Tenant shall pay to Landlord  all Rent  payable  under this  Lease by Tenant to  Landlord  to the date upon which this Lease and the Term shall have  expired and come to an end or to the date of reentry upon the Premises by Landlord, as the case may be;

                      (ii) Tenant also shall pay to  Landlord,  as damages,  the excess if any, of (A) the Rent for the period which  otherwise  would have constituted the unexpired  portion of the Term, over (B) the net amount,  if any,  of rents  collected  under any  reletting  effected pursuant to the  provisions  of this  Article XI for any part of such period  (first  deducting  from the  rents  collected  under any such
           reletting  all  of  Landlord's   expenses  in  connection   with  the
           termination of this Lease,  Landlord's  reentry upon the Premises and with such reletting,  including, but not limited to, all repossession costs,  brokerage  commissions,  legal expenses,  attorneys' fees and disbursements,  alteration  costs,  contribution  to work  and  other expenses of preparing the Premises for such  reletting)  (such excess being  referred  to herein as a  "Deficiency");  any such  Deficiency shall be paid in monthly installments by Tenant on the days specified in this Lease for  payment  of  installments  of Base Rent,  Landlord shall be entitled to recover from Tenant each monthly  Deficiency  as the same  shall  arise,  and no suit to  collect  the  amount  of the
           Deficiency for any month shall prejudice  Landlord's right to collect the amount of the Deficiency for any month shall prejudice Landlord's right to collect the Deficiency for any subsequent month by a similar proceeding;

                      (iii)  whether or not Landlord  shall have  collected  any monthly  Deficiency  as  aforesaid,  Landlord  shall be  entitled  to recover from Tenant, and Tenant shall pay to Landlord,  on demand, in lieu of any further Deficiency as and for liquidated and agreed final damages, a sum equal to the amount by which the Rental for the period which otherwise would have  constituted the unexpired  portion of the
           Term  (commencing  on the date  immediately  succeeding the last date with respect to which a Deficiency,  if any, was  collected)  exceeds the then fair and  reasonable  rental  value of the  Premises for the same period,  both  discounted to present worth at the Base Rent; if, before presentation of proof of such liquidated damages to any court, commission or tribunal, the Premises, or any part thereof, shall have been relet by  Landlord  for the period  which  otherwise  would have constituted  the unexpired  portion of the Term, or any part thereof, the  amount of rent  reserved  upon such  reletting  shall be deemed, prima facie, to be the fair and reasonable  rental value for the part or the  whole  of the  Premises  so  relet  during  the  term  of the reletting; and

                      (iv)  Tenant  shall in no event be  entitled  to any rents collected or payable under any reletting,  regardless of whether such rents exceed the Rental reserved to this Lease.  Nothing contained in this Article XI shall limit or preclude the recovery by Landlord from
           Tenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or any sums or damages to which  landlord may be entitled in addition to the damages set forth in this Article XI.

                                     - 18 -

                  (c)  Landlord  may elect not to  terminate  Tenant's  right to possession  because of Tenant's  default or breach,  but continue  this Lease in full force and  effect;  and in that event  Landlord  may enforce all rights and remedies  under this Lease to recover  the Rent and all other  amounts due under this Lease as such Rent and other amounts become due under this Lease.

         11.2 NOTICE TO LENDER.  Whenever  Tenant  serves  notice on Landlord of
Landlord's  default,  written  notice shall also be served at the same time upon the mortgagee under any first or second mortgage or beneficiary  under any first or second  deed of trust.  Such  mortgagee  or  beneficiary  shall have the same periods of time within  which to cure  Landlord's  defaults  as are  provided in
Section  11.2.  In  this  connection  any  representative  of the  mortgagee  or beneficiary  shall have the right to enter upon the  Premises for the purpose of curing Landlord's  default.  Such mortgagee or beneficiary shall notify Landlord and Tenant in writing of the address of such  mortgagee or  beneficiary to which such notice shall be sent,  and the agreements of Tenant under this Section 11.3 are  subject to prior  receipt of such  notice.  If the nature of the default is such that the  mortgagee's or  beneficiary's  possession is required to cure the default,  then Tenant will not terminate the Lease so long as such  mortgagee or beneficiary commences proceedings to obtain possession of the Premises, and once the mortgagee or beneficiary  has obtained  possession,  diligently  proceeds to cure the default.  Nothing  contained in this Lease shall be construed to impose any  obligation on any mortgagee or  beneficiary to cure any default by Landlord under the Lease.

                                   ARTICLE XII
                            MISCELLANEOUS PROVISIONS

         12.1  WAIVER.  Failure on the part of Landlord or Tenant to complain of any action or non-action  on the part of Tenant or Landlord,  no matter how long the same may  continue,  shall never be a waiver by Landlord or by Tenant of any rights hereunder. Further, no waiver at any time of any of the provisions hereof by  Landlord  or by Tenant  shall be  construed  as a waiver of any of the other provisions  hereof,  and a waiver  at any time of any of the  provisions  hereof shall  not  be  construed  as a  waiver  at any  subsequent  time  of  the  same provisions.  To be  effective,  any  waiver  must be in  writing,  signed by the waiving  party and  delivered  to the other  party.  The  consent or approval of
Landlord or Tenant to or of any action  requiring such consent or approval shall not be construed to waive or render  unnecessary  Landlord's or Tenant's consent or approval to or of any subsequent similar act by the other.

         12.2  COVENANT  OF QUIET  ENJOYMENT.  Tenant,  subject to the terms and provisions of this Lease, on payment of the Base Rent and Tenant's Operating and
Tax Expenses and  observing,  keeping and  performing all of the other terms and provisions  of this Lease on Tenant's part to be observed,  kept and  performed, all within any applicable  grace period allowed in this Lease,  shall  lawfully, peaceably and quietly have, hold,  occupy and enjoy the Premises during the term hereof without  hindrance or ejection by Landlord or persons  lawfully  claiming by, through or under Landlord.

         12.3 INVALIDITY OF PARTICULAR  PROVISIONS.  If any term or provision of this Lease, or the application  thereof to any person or circumstance  shall, to any  extent,  be held by a court of  competent  jurisdiction  to be  invalid  or unenforceable,  the remainder of this Lease,  or the application of such term or provision  to persons or  circumstances  other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and

                                     - 19 -

each term and  provision  of this Lease  shall be valid and be  enforced  to the fullest extent permitted by law.

         12.4  PROVISIONS  BINDING,  ETC. The terms hereof shall be binding upon and shall  inure to the benefit of Landlord  and Tenant and the  successors  and assigns,  respectively,  of Landlord and Tenant; however, this Section shall not affect Article VI. Each term and each provision of this Lease to be performed by
Landlord or by Tenant shall be construed to be both a covenant and a condition.

         12.5  RECORDING.  Landlord  and Tenant  agree not to record this Lease, however, and each party hereto agrees, on the request of the other, to execute a so-called  notice of lease in  recordable  form,  the form of which is  attached hereto as Exhibit E, which notice may be recorded on the New Haven Land Records.
Tenant agrees to promptly  execute and deliver to Landlord a termination of said notice of lease  upon  termination  of this  Lease  for any  reason  and  hereby appoints  Landlord as its  attorney in fact to execute and record such notice in the event Tenant shall fail to do so following demand.

         12.6 NOTICES.  Whenever,  by the terms of this Lease,  notices shall or may be given  either to Landlord or to Tenant,  such notice shall be in writing.
All such notices  shall be delivered in hand,  sent by certified  mail,  postage prepaid,  return  receipt  requested,  or sent by an overnight  express  courier service which provides evidence of delivery or attempted delivery. Copies of any notices to Tenant shall be  delivered or sent as aforesaid to James  Brownstein,
Esq.,  Kantrovitz &  Brownstein,  P.C.,  1764  Litchfield  Turnpike,  New Haven,
Connecticut  06525 and copies of any notices to Landlord  shall be  delivered or sent as aforesaid to Norman  Fineberg,  Esq.,  Wiggin & Dana, One Century Tower,
New Haven, Connecticut 06508.

         12.7 WHEN LEASE BECOMES  BINDING.  The  submission of this document for examination  and  negotiation  does  not  constitute  an offer  to  lease,  or a reservation  of, or option for, the  Premises,  and this  document  shall become effective  and  binding  only upon the  execution  and  delivery  hereof by both
Landlord and Tenant. All prior negotiations, considerations, representations and understandings  between Landlord and Tenant are of no force or effect,  and this
Lease  expressly  supersedes any proposals or other written  documents  relating hereto.  This Lease may be modified or altered only by written agreement between
Landlord and Tenant, and no act or omission of any employee or agent of Landlord or Tenant shall alter, change or modify any of the provisions hereof.

         12.8  PARAGRAPH  HEADINGS.   The  paragraph  headings  throughout  this
instrument  are for  convenience  and reference  only,  and the words  contained therein  shall  in no way be  held to  explain,  modify,  amplify  or aid in the interpretation, construction or meaning of the provisions of this Lease.

         12.9 RIGHTS OF  MORTGAGEE.  Landlord  shall  provide to Tenant upon the execution  of  this  Lease a  non-disturbance  agreement  substantially  in form attached as Exhibit F hereto from each and every mortgagee and other lien holder having an interest in the Property.  Subject to the conditions  hereinafter  set forth,  this  Lease,  and all rights of Tenant  hereunder,  shall be subject and subordinate to all mortgages which may hereafter  affect the Property whether or not such mortgages  shall also cover other lands and/or  buildings,  to each and every  advance  made or hereafter  to be made under such  mortgages,  and to all renewals, modifications, replacements and extensions of

                                     - 20 -

such  mortgages  and  all  consolidations  of  such  mortgages,  on the  express condition  that,  with  respect  to any such  mortgage  hereafter  placed on the
Property,  Tenant  receives  a  so-called  "non-disturbance"  agreement  by such
holder,   in  form  reasonably   acceptable  to  Tenant  or  Tenant's   counsel,
substantially  in the form attached  hereto as Exhibit F, to the effect that all of Tenant's rights  hereunder shall be recognized by such holder.  Provided that such non-disturbance  agreement has been delivered to Tenant, such subordination shall be automatic and without need for any additional  action or documentation.
Without  derogating from the foregoing,  in confirmation of such  subordination,
and  subject  to  the  foregoing  condition,   Tenant  shall  promptly  execute,
acknowledge  and deliver any instrument  that  Landlord,  the holder of any such mortgage  or any of their  successors  in  interest  may  reasonably  request to evidence such  subordination  (including an agreement  substantially in the form attached hereto as Exhibit F).

         12.10  ESTOPPEL  CERTIFICATES.  Within  fifteen (15) days following any written request which Landlord or Tenant ("Requesting Party") may make from time to time to the other party hereto  ("Responding  Party"),  the Responding  Party shall execute and deliver to the Requesting  Party,  any prospective  purchaser, mortgagee or prospective  mortgagee, a sworn statement certifying as to: (a) the
Commencement  Date of this Lease, (b) the fact that this Lease is unmodified and is in full force and effect, or if there have been  modifications  hereto,  that this Lease is in full force and  effect,  as modified  (and  attaching a copy of such  modifications),  (c) the date to which  the Base Rent has been  paid,  the amount of such Base Rent and Tenant's  Operating and Tax Expenses,  (d) the fact that there are no current defaults under this Lease nor any events or conditions which,  with the giving of notice or the lapse of time or both, would constitute a default,  by the Responding  Party or, to the best of the  Responding  Party's knowledge,  the Requesting Party, except as specified in the Responding Party' s statement,  (e) the extent to which any options to extend the Term or expand the
Premises have been exercised by Tenant,  (f) the amount of any Security  Deposit held by  Landlord,  (g) the  fact  that  Tenant  has not  assigned,  pledged  or transferred  any interest in the Lease or sublet any portion of the Premises or, if Tenant has so assigned,  pledged,  transferred or sublet,  the extent of such assignment,  pledge,  transfer or subletting,  (h) to the best of the Responding
Party's   knowledge,   all  of  Landlord's   obligations  with  respect  to  the
installation  of  improvements  to the Premises to prepare them for Tenant's use have been satisfied (or the extent to which they have not been  satisfied),  (i)
that (if the  Responding  Party is  Tenant) no  actions,  whether  voluntary  or otherwise,  are pending  against Tenant under any bankruptcy  laws of the United
States or any state thereof,  and (j) such other matters reasonably requested by the  Requesting  Party.  Tenant  and  Landlord  acknowledge  that any  statement delivered pursuant to this Article may be relied upon by any such party, and the
Responding Party shall be liable for all loss, cost or expense resulting from or caused by any material misstatement  contained in such estoppel certificate,  or the failure to deliver the estoppel certificate.

         12.11 HOLDING  OVER.  Any holding over by Tenant after the Term of this
Lease shall be treated as a  month-to-month  tenancy,  terminable on thirty (30)
days' written notice by either party to the other,  at one hundred fifty percent
(150%) of the Base Rent in effect for the last month of the Term,  plus Tenant's
Operating and Tax Expenses and other charges herein provided and shall otherwise be on the terms and conditions set forth in this Lease as far as applicable, and
Tenant shall not be liable to the Landlord for actual or  consequential  damages which Landlord may suffer as a result of such holding over.

                                     - 21 -

         12.12 SURRENDER OF PREMISES. Upon the expiration or earlier termination of the Term of this Lease, Tenant shall peaceably quit and surrender to Landlord the  Premises  in neat and clean  condition  and in good  order,  condition  and repair, together with all alterations, additions and improvements which may have been made or installed in, on or to the Premises  prior to or during the Term of this Lease  (subject to  requirements  set forth in or  established  pursuant to
Section  5.3(a)),  excepting  only  ordinary  wear and use and damage by fire or other casualty for which,  under other  provisions of this Lease,  Tenant has no responsibility  for repair or  restoration.  Tenant shall remove all of Tenant's
Removable  Property  pursuant to Section  5.3(b) and shall repair any damages to the Premises caused by such removal.

         12.13  BROKERAGE.  Landlord  represents  and warrants to Tenant that no broker or  finder,  other  than  Landlord's  Broker,  has been  engaged by it in connection  with this Lease,  and that  Landlord  has no  knowledge of any other broker  except  Tenant's  Broker in any way  connected  with this Lease.  Tenant represents  and  warrants  to  Landlord  that no broker or  finder,  other  than
Tenant's Broker,  has been engaged by it in connection with this Lease, and that
Tenant  knows  of no other  brokers  other  than  Landlord's  Broker  in any way connected  with  this  Lease.  In the event of any  claim or  liability  for any broker's or finder's  fees or commission  in  connection  with the  negotiation, execution or  consummation of this Lease,  other than the commission  payable by
Landlord to Landlord's  Broker,  then Landlord shall  indemnify,  protect,  save harmless and defend  Tenant from and against any such claims or  liabilities  if they are based upon any  statement or  representation  or agreement by Landlord, and Tenant shall indemnify,  protect, save harmless and defend Landlord from and against any such  claims or  liabilities  if they are based upon any  statement, representation  or  agreement  made by Tenant.  Landlord  and Tenant  agree that nothing  in this  Section  12.13 (or in any other  provision  of this  Lease) is intended  to create in  Landlord's  Broker or  Tenant's  Broker (or in any other person  or  entity)  any  right  as a third  party  beneficiary  of this  Lease;
specifically,  Landlord's  Broker or Tenant's  Broker  (nor any other  person or entity)  has any  right  (a) to cause or  compel  either  Landlord  or Tenant to perform any obligation, exercise any right or forebear from exercising any right either may have pursuant to this Lease;  or (b) to preclude  Landlord and Tenant from entering into any amendment of this Lease.

         12.14  GOVERNING  LAW. This Lease shall be governed  exclusively by the provisions  hereof and by the laws of the State of Connecticut,  as the same may from time to time exist.

         12.15  MODIFICATION  OF LEASE.  The terms,  covenants and conditions of this Lease may not be changed orally but only by an instrument in writing signed by the party against whom  enforcement  of the change is sought.  The failure of either  party  hereto  to  insist  in any  one or more  cases  upon  the  strict performance of any term,  covenant or condition of this Lease to be performed or
observed  by  the  other  party  hereto   shall  not   constitute  a  waiver  or
relinquishment of any such term, covenant or condition.

         12.16 ENTIRE  AGREEMENT.  This Lease  represents  the entire  agreement between Landlord and Tenant and supersedes all prior agreements both written and oral.  The terms,  covenants and  conditions of this Lease shall be binding upon and shall  inure to the  benefit of  Landlord  and  Tenant and their  respective successors and assigns.

                                     - 22 -

         12.17  LANDLORD'S  CONSENT OR  APPROVAL.  Anything in this Lease to the contrary  notwithstanding,  wherever  Landlord's consent or approval is required hereunder,  such  consent  or  approval  shall  not  be  unreasonably  withheld, conditioned or delayed.

         12.18 REMEDIES CUMULATIVE. All rights, powers, privileges,  options and remedies  herein  given to or  conferred  upon either the Landlord or the Tenant shall be  cumulative  and no one or more of them shall be exclusive of the other or others,  or of any right or remedy now or hereafter  given or allowed by law, unless otherwise specifically provided herein. No delay or failure of either the
Landlord or the Tenant to exercise any right, power,  privilege or option herein given to or conferred upon such party shall constitute a waiver of or estop said party from afterwards  exercising the same or any other right, power,  privilege or option herein granted at any time.

         12.19 INDEPENDENT  CONTRACTOR  RELATIONSHIP.  None of the provisions of this Lease is intended to create,  or shall be deemed or construed to create any relationship between Landlord and Tenant other than that of independent entities contracting solely for the purpose of effectuating the provisions of this Lease.
Neither of the parties nor any of their respective  agents or employees shall be construed to be the agent, partner, co-venturer,  employee, or representative of the other party.

         12.20 FORCE MAJEURE.  Except as otherwise specifically provided herein, if either party shall be delayed in,  hindered in, or prevented from  completing any performance hereunder by reason of Force Majeure,  which shall mean strikes, lock-outs, failure of power, riots, insurrection,  war or other reason of a like nature not the fault or beyond the  reasonable  control of the party in question and  despite  its good faith  efforts to avoid  such  Force  Majeure,  financial inability  excepted,  then the time for completion of the  performance  shall be extended  for the  period of the  delay;  provided,  however,  that the party in question shall, to the extent  reasonable,  make continuing and diligent efforts to cure the events of such Force Majeure.

         12.21  ATTORNEY'S  FEES. If either party files any action or brings any proceeding  against  the  other  party  arising  out of  this  Lease  or for the declaration of any rights under this Lease  (including,  but not limited to, any action  to  enforce  any  indemnity  provision  set  forth in this  Lease),  the prevailing  party therein shall be entitled to recover from the other party, all costs and  expenses,  including  reasonable  attorney's  fees,  incurred  by the prevailing party as determined by the court. If either party ("secondary party")
without  its fault is made a party to  litigation  instituted  by or against the other party  ("primary  party"),  the primary  party shall pay to the  secondary party all costs and expenses,  including reasonable attorney's fees, incurred by the secondary party in connection therewith.

         12.22  SUBTENANCIES.  The voluntary or other surrender of this Lease by
Tenant or a mutual  cancellation  of this  Lease  shall not  effect a merger and shall, at Landlord's option,  terminate all existing  subtenancies or operate as an assignment to Landlord of any or all of such subtenancies.

         12.23  EASEMENTS.   This  Lease  is  made  expressly   subject  to  any
conditions, covenants, conditions and restrictions or easements of record on the
Premises,  which  are set  forth on  Exhibit A  hereto.  The  Landlord  will not
voluntarily  subject  the  Premises  to  any  further   conditions,   covenants,
restrictions or easements without the consent of the Tenant, which consent shall not be unreasonably withheld, delayed or conditioned.

                                     - 23 -

         12.24 NO OFFER. The preparation and submission of a draft of this Lease by either  party to the other shall not  constitute  an offer,  nor shall either party be bound to any terms of this Lease or the  entirety  of the Lease  itself until both parties have signed a final document and an original  document signed by both parties has been received by each party.  Until such time as the parties are  bound  as  described  in the  previous  sentence,  either  party is free to terminate negotiations with no obligation to the other.

         12.25  LATE  CHARGE.  If  Tenant  shall  fail to pay the  Base  Rent to
Landlord within fifteen (15) days after the same is due and owing,  Tenant shall pay to Landlord a Late  Charge  equal to five  percent  (5%) of such amount past due.

                                  ARTICLE XIII
                                TENANT'S OPTIONS

         13.1       OPTION TO EXTEND.
                    ----------------

                  (a) Provided that Tenant is not in default of its  obligations under  this  Lease,  Tenant  shall  have the right and  option  (the  "Extension
Option") to extend the Initial Term of this Lease for three (3)  extended  terms of five (5)  consecutive  years  each  (each  being an  "Extended  Term").  Each
Extended Term shall be on all the terms and conditions of this Lease except that the Base Rent for the Extended Term shall be established  and fixed as set forth in Exhibit B.

                  (b) Tenant shall exercise its Extension Option for an Extended
Term by giving  written notice to Landlord of its desire to do so not later than twelve (12) months prior to the Expiration Date of the Term then in effect.  The giving of such  notice by Tenant  shall  automatically  extend  the Term of this
Lease for an Extended  Term,  and no instrument of renewal need be executed.  In the event that Tenant  fails to give such notice to Landlord in a timely  manner as aforesaid,  time being of the essence thereof, this Lease shall automatically terminate at the end of the Term then in effect and Tenant shall have no further option to extend the Term of this Lease.

                                   ARTICLE XIV
                                  BUILDING NAME

         14.1 BUILDING NAME.  During the Term,  Tenant may designate as the name of the Building  and allow the Building to become known by the name  descriptive of its bank.

                                   ARTICLE XV
                          LIMITED LIABILITY OF LANDLORD

         15.1 LIMITED  LIABILITY OF  LANDLORD.  The Landlord  shall not have any
individual  or  personal   liability  for  the  fulfillment  of  the  covenants,
agreements and obligations of the Landlord hereunder,  the Tenant's recourse and the Landlord's liability being limited to the Landlord's equity in the Premises.

                                     - 24 -

                                   ARTICLE XVI
                             RIGHT OF FIRST REFUSAL

         16.1  RIGHT OF FIRST  REFUSAL.  If  during  the Term of this  Lease the
Landlord  receives a bona fide  arms-length  third party offer (the  "Offer") to purchase  all or any part of the  Premises on terms that are  acceptable  to the
Landlord,  within five (5) business days after the Landlord's  acceptance of the
Offer the  Landlord  agrees to notify  Tenant in writing  (the  "Notice") of the terms of the Offer.  Tenant will have thirty (30) days after the date of receipt of the Notice  within which to notify the Landlord in writing that Tenant elects to purchase  the Premises  (or the portion  thereof  which is the subject of the
Offer)  on the  terms of the  Offer as  described  in the  Notice.  If Tenant so elects,  the  closing  of such sale will take  place  within  sixty (60) days of
Tenant's  election to purchase at the offices of Tenant pursuant to the terms of the Offer.  If Tenant does not elect to purchase  the  Premises  (or the portion thereof  which is the  subject of the Offer)  within  thirty (30) days after the date of Tenant's  receipt of the Notice,  the  Landlord may sell or transfer the
Premises (or the portion  thereof which is the subject of the Offer) to the said bona fide  third  party  purchaser  who made the Offer at the same  price and on substantially the same terms stated in the Offer. If for any reason said sale or transfer  does not  occur in  accordance  with the  Offer,  this  Right of First
Refusal  shall  remain  in full  force  and  effect.  As used  herein,  the word
"purchase"  will not be deemed to include any  transaction  whereby the Landlord contributes  all or any  portion  of the  Premises,  or all or a portion  of the
Landlord's beneficial interest therein, to a partnership,  corporation,  limited liability  company,  trust or other entity,  in exchange for an interest in such entity or to a gift or devise of the  Premises or a portion  thereof.  If only a portion of the  Premises is sold,  this Right of First  Refusal  shall remain in full force and effect as to the balance of the Premises.

                                  ARTICLE XVII
                        CONTINGENCY FOR BANKING APPROVAL

         17.1  CONTINGENCY  FOR  BANKING  APPROVAL.  Tenant  shall have a period ending  on April  1,  2001 to  obtain  from the  State  of  Connecticut  Banking
Commissioner and any other governmental agencies required, all appropriate final certificates  of authority  to permit the use of the  property as a  Connecticut bank and to allow the bank  presently in  formation  to complete  its  formation process and to obtain all necessary  building permits and approvals,  including, but not limited  to, all city,  state,  local,  building,  ADA and  governmental permits to construct the intended  improvements.  If,  despite his best efforts,
Tenant  shall not obtain the  aforesaid  within  said time  period,  he shall so notify  Landlord by said date and the Lease shall become void and all rights and obligations  thereunder  shall  be at an end.  Tenant  has  deposited  with  the
Landlord the sum of Two Thousand Five Hundred Dollars ($2,500.00) upon execution of this Lease,  which sum will be credited  toward the first  month's  Base Rent owing under the Lease following the  Commencement  Date of the Lease or returned to the Tenant if this contingency is not satisfied.

                                     - 25 -

         IN WITNESS  WHEREOF,  Landlord  and Tenant have caused this Lease to be duly  executed,  under seal, by persons  hereunto duly  authorized,  in multiple copies, each to be considered an original hereof, as of the date first set forth above.

Signed, Sealed and Delivered
     in the Presence of:

                                            LANDLORD
                                            --------
                                            215 CHURCH STREET, LLC

/s/ Norman Fineberg
---------------------------
    Norman Fineberg                         By: /s/ Robert J. Walczak
                                                ---------------------------
                                                Robert J. Walczak
/s/ Karen C. Osborn                             Its Managing Member
---------------------------
    Karen C. Osborn

                                            TENANT
                                            ------
                                            SOUTHERN CONNECTICUT BANCORP

/s/ Michael M. Ciaburri
---------------------------
    Michael M. Ciaburri                     By: /s/ Joseph V. Ciaburri
                                                ---------------------------
                                                Its Chairman & Chief
/s/ James S. Brownstein                             Executive Officer
---------------------------
    James S. Brownstein

STATE OF CONNECTICUT       )
                           )  ss.:  New Haven
COUNTY OF NEW HAVEN        )

         On this the 17th day of August,  2000  before me,  personally  appeared
Robert  J.  Walczak , who  acknowledged  that he is the  Managing  Member of 215
Church Street, LLC, and that he, as such Managing Member and being authorized to do so, executed the foregoing instrument for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                             /s/ Norman Fineberg
                                            ------------------------------------
                                            Commissioner of the Superior Court

                                     - 26 -

STATE OF CONNECTICUT       )
                           )  ss.: Woodbridge
COUNTY OF NEW HAVEN        )

         On this the 16th day of August,  2000  before me,  personally  appeared
Joseph V. Ciaburri , who acknowledged  that he is the Chairman & CEO of Southern
Connecticut Bancorp, and that he, as such Chairman & CEO and being authorized to do so, executed the foregoing instrument for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                            /s/ James S. Brownstein
                                            ------------------------------------
                                            James S. Brownstein
                                            Commissioner of the Superior Court

                                     - 27 -

                                    EXHIBIT A
                                    ---------

                                LEGAL DESCRIPTION

                            PARCEL A - CHURCH STREET
                            ------------------------

All that certain  piece or parcel of land,  together  with the buildings and all other  improvements  thereon,  situated in the Town of New Haven,  County of New
Haven and State of Connecticut, shown as Parcel A on a certain map entitled "Map
Showing  Parcel  "A" To Be  Conveyed  To Robert  Walczak  and  Parcel  "B" To Be
Conveyed  to Robert V.  Matthews  #215 Church  Street & #276  Orange  Street New
Haven,  Connecticut Scale: 1" = 20' Date: Oct. 20, 1994," made by Anthony Mello,
Jr.  L.L.S.  #13368,  which map is or will be filed  with the  office of the New
Haven Town Clerk,  reference to which is hereby made,  and which piece or parcel of land is bounded and described:

Beginning  at a point on the  easterly  line of Church  Street,  which  point is
186.35 feet northerly of a point at the northeasterly intersection of Elm Street and Church Street marked by the State Grid System  coordinates  N.173,059.39 and
E.552,070.26;

Thence running N  29(degree)-19'-17" E along the easterly line of Church Street, a distance of 66.12 feet, as shown on said map;

Thence  running S  61(degree)-36'43"  E along land now or formerly of Quinnipiac
Club, a distance of 192.94 feet, as shown on said map;

Thence running S  28(degree)-23'17"  W along Parcel B on said map, a distance of
55.74 feet, as shown on said map;

Thence  running N  61(degree)-19'-49"  W along land now or  formerly of Cheshire
Management Co., Inc., a distance of 28.59 feet, as shown on said map; and

Thence running the following courses and distances along land now or formerly of
The Bank of New Haven to the point and place of beginning  on the easterly  line of Church Street,  as shown on said map: N  65(degree)-20'-40"  W, a distance of
55.26   feet;   N   89(degree)-01'-50"   W,  a  distance   of  15.60   feet;   N
60(degree)-57'-40"  W, a distance of 87.50 feet; and N  66(degree)-16'-00"  W, a distance of 8.98 feet.

TOGETHER WITH an easement upon and under Parcel B on said map to use,  maintain, repair and replace  existing  drainage  and other  utility  facilities,  if any, serving Parcel A and to drain storm water upon and under said Parcel B.

SUBJECT TO an  easement in favor of Parcel B over the  traveled  portions of the existing  parking  area on Parcel A for ingress and egress to Church  Street for valet parking purposes, provided however that this easement may be terminated on ninety  (90) days prior  written  notice to the then owner of Parcel B is any of said traveled  portions shall be needed for building  purposes by the then owner of Parcel A.

SUBJECT TO an Open-End Mortgage and Security Agreement dated October 28, 1994 to
Bank of New Haven (now Citizens Bank) and recorded on said date in the New Haven
Land Records.

                                   EXHIBIT A-1
                                   -----------

                              SITE PLAN OF PREMISES

                                    EXHIBIT B
                                    ---------

                  BASE RENT FOR INITIAL TERM AND EXTENDED TERMS

Initial Term:  The Annual Base Rent shall be payable in advance in equal monthly installments and shall be in the annual amounts as follows:

                                                 Annual Base Rent Per
                                                 Square Foot of Gross
                           Lease Year                Building Area

                               1*                        $ 9.50
                               2                         $ 9.90
                               3                         $10.30
                               4                         $10.70
                               5                         $11.10

             *    Lease  Year  1  shall  be a  period  of  fifteen  (15)  months following  the  Commencement  Date and there  shall be no Base
                  Rent for the first three (3) months of the Term.

NOTE:  The above  Annual  Base  Rental  Rates are based upon the  leasing of the
Premises  subject to a license  agreement  between Landlord and the owner of the adjoining 209 Church Street property,  which permits its employees and customers to utilize the  driveway  located on the south side of the  Premises  for egress from 209 Church Street.  This license is terminable on at least sixty (60) days'
notice and Landlord  agrees to terminate it upon written request of Tenant given on or after the  Commencement  Date,  provided  that if Tenant so  requests  the
Annual Base Rent Rates shown above shall be increased by the annual license rate in effect at the time of the  license  termination  divided by the gross  square building area of the building on the Premises.

Extension Terms:  Annual Base Rent for each and every Extension Term shall be as follows:

                                                          Annual Base Rent Per
                                                          Square Foot of Gross
                                          Lease Year          Building Area

         First Extension Term                 6                 $   11.50
                                              7                 $   11.90
                                              8                 $   12.30
                                              9                 $   12.70
                                             10                 $   13.10
         Second Extension Term               11                 $   15.00
                                             12                 $   15.00
                                             13                 $   15.00
                                             14                 $   15.00
                                             15                 $   15.00
         Third Extension Term                16                 $   17.25
                                             17                 $   17.25
                                             18                 $   17.25
                                             19                 $   17.25
                                             20                 $   17.25

                                    EXHIBIT C
                                    ---------

                       LEASEHOLD IMPROVEMENTS BY LANDLORD

Tenant agrees that it has inspected  the premises to its full  satisfaction  and accepts  the  premises  in its "as is,  where  is"  condition,  except  that the
Landlord will complete the following work prior to the Commencement Date:

         -        all mechanical  systems,  including the elevator,  to be fully operational

         -        exterior  of  building  to be power  washed  and all  exterior woodwork to be painted, with any rotted woodwork repaired

         -        landscaping  to be  upgraded  per  agreement  of parties as to scope

         -        parking lot to be sealed and striped

                                    EXHIBIT D
                                    ---------

                     TENANT'S INITIAL LEASEHOLD IMPROVEMENTS

                          [To be Provided by Tenant and
                   Inserted herein upon Approval by Landlord]

                                    EXHIBIT E
                                    ---------

                                 NOTICE OF LEASE

              Notice is  hereby  given of a lease  executed  on the       day of
                                                                    -----
                ,  2000, by  and  between 215 CHURCH  STREET,  LLC, as Landlord,
---------------
and  SOUTHERN  CONNECTICUT  BANCORP,  as  Tenant,  under  the terms of which the
Landlord leased to the Tenant premises located at and known as 215 Church Street in the City of New Haven, County of New Haven and State of Connecticut, situated on Property described on Exhibit A hereto.

         Said lease  provides for the initial term of five (5) years,  three (3)
months  to  commence  on                       to  expire  on  the  last  day of
                          -------------------
              , all dates inclusive.
--------------

         Tenant  has a right to  extend  the term of said  Lease  for  three (3)
consecutive periods of five (5) years each.

         The Lease  contains a right of first  refusal in favor of the Tenant to purchase  all or part of the  premises  during  the  term of the  Lease  and any extensions thereof.

         In the event of any conflict  between the  provisions  of the Lease and this Notice of Lease, the Lease shall be determinative and controlling.

         A copy of said Lease  shall be on file at the offices of Landlord at 10
Sachem Avenue,  Guilford,  Connecticut  and of Tenant at 215 Church Street,  New
Haven, Connecticut.

         IN WITNESS WHEREOF, on this         day of                  ,  2000 the
                                     -------         ----------------
below-named  persons  representing the Landlord and Tenant,  respectively,  have caused this Notice of Lease to be executed and delivered.

Signed, Sealed and Delivered
     in the Presence of:

                                           LANDLORD
                                           --------
                                           215 CHURCH STREET, LLC

---------------------------
                                           By:
                                              -----------------------------
---------------------------                    Its

                                           TENANT
                                           ------
                                           SOUTHERN CONNECTICUT BANCORP

---------------------------
                                           By:
                                              -----------------------------
---------------------------                Its

STATE OF CONNECTICUT       )
                           )  ss.:
COUNTY OF NEW HAVEN        )

         On  this  the          day of                      ,  2000  before  me,
                        ------          --------------------
personally  appeared                                        ,  who  acknowledged
                     ---------------------------------------
that he is the                           of 215 Church Street, LLC, and that he,
                -----------------------
as  such                        and  being  authorized  to do so,  executed  the
          --------------------
foregoing instrument for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                     ---------------------------
                                                     Notary Public
                                                     My Commission Expires:

STATE OF CONNECTICUT       )
                           )  ss.:
COUNTY OF NEW HAVEN        )

         On  this  the          day of                      ,  2000  before  me,
                        ------          --------------------
personally appeared                                     ,  who acknowledged that
                     -----------------------------------
he is the                             of Southern  Connecticut Bancorp, and that
           -------------------------
he, as such                         and being  authorized to do so, executed the
             --------------------
foregoing instrument for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                     ---------------------------
                                                     Notary Public
                                                     My Commission Expires:

                                     - 2 -

                                    EXHIBIT F
                                    ---------

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

         THIS   SUBORDINATION,    NON-DISTURBANCE   AND   ATTORNMENT   AGREEMENT
("Agreement")  is made and entered  into to be effective as of this          day
                                                                    --------
of August,  2000, by and among CITIZENS BANK ("Lender"),  215 CHURCH STREET, LLC
("Landlord"),   and  SOUTHERN   CONNECTICUT   BANCORP  d/b/a  Bank  of  Southern
Connecticut ("Tenant").

                              W I T N E S S E T H :

         WHEREAS, Landlord and Tenant have entered into a certain lease dated as
of August         ,  2000 (the "Lease") covering the premises  described therein
          --------
(the "Demised Premises") known as 215 Church Street, New Haven, Connecticut; and

         WHEREAS,  Lender is the  holder of a  certain  Promissory  Note made by
Landlord in the  original  principal  amount of Four  Hundred  Thousand  Dollars
($400,000.00)  dated  October 28, 1994 (as the same may be amended or  modified, the "Note"); and

         WHEREAS,  the Note is secured by,  inter alia,  that  certain  Open End
Mortgage Deed and Security Agreement dated October 28, 1994 and recorded on said date in the New Haven Land Records (as the same may be amended or modified,  the
"Mortgage"); and

         WHEREAS,  Tenant  acknowledges that the Mortgage  constitutes a lien or charge upon the Demised Premises which is unconditionally  prior and superior to the Lease and the leasehold interest of Tenant thereunder.

         NOW, THEREFORE, in consideration of the foregoing recitals, the leasing of the Demised Premises, and of the sum of One Dollar ($1.00) and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereby agree as follows:

         1. The Lease is and shall be subject and  subordinate  to the  Mortgage insofar as it affects the real  property of which the  Demised  Premises  form a part,  and to all  renewals,  modifications,  consolidations,  replacements  and extensions  thereof,  to the full extent of amounts secured thereby and interest thereon.

         2. Lender  consents to the Lease and,  in the event  Lender  comes into possession  of or  acquires  title to the  Demised  Premises  as a result of the foreclosure or other  enforcement of the Mortgage or the Note, or as a result of any other means,  Lender  agrees that,  so long as Tenant is not then in default under the Lease beyond any applicable cure period,  Lender will recognize Tenant and will not disturb  Tenant in its  possession of the Demised  Premises for any reason other than one which would entitle  Landlord to terminate the Lease under its  terms  or  would  cause,  without  any  further  action  by  Landlord,  the termination of the Lease or would entitle Landlord to dispossess Tenant from the
Demised Premises.  Lender further agrees that if the interests of Landlord under the Lease are acquired by Lender, so long as

Tenant is not then in default under the Lease beyond any applicable cure period, the Lease and all rights of Tenant under the Lease, including but not limited to the right to use and  occupy  the  Demised  Premises  at the rental and upon the terms and conditions set forth in the Lease, and the right to exercise and enjoy any renewal options contained  therein,  shall continue in full force and effect and shall  not be  terminated.  Notwithstanding  any  other  provisions  of this
Agreement,  if Lender  succeeds to the  interest  of  Landlord  under the Lease,
Lender shall be liable to Tenant only for the  obligations of the Landlord under the Lease  which  accrue on or after the date  that  Lender  takes  title to the
Demised Premises. Lender agrees and covenants, provided Tenant is not in default under the Lease beyond any applicable cure period, that:

             a. Tenant  shall not be joined as an adverse  party or defendant in any action or  proceedings  which may be  instituted  or  commenced by Lender to foreclose or enforce the Mortgage, unless required by law to effectuate any such foreclosure or implement any such remedy; and

             b. Tenant shall not be evicted from the Demised  Premises nor shall
Tenant's rights under the Lease be affected or disturbed in any way by reason of this Agreement or any modifications of or default under the Mortgage.

         3. Tenant  agrees that it will attorn to and recognize any purchaser at a foreclosure  sale under the Mortgage,  any transferee who acquires the Demised
Premises by deed in lieu of foreclosure,  and the successors and assigns of such purchaser or  transferee,  as its landlord  for the  unexpired  balance (and any extensions,  if  exercised)  of the term of the  Lease  upon the same  terms and conditions as are set forth in the Lease.

         4. If Lender  succeeds to the  interest  of  Landlord  under the Lease,
Lender shall not be:

             a. liable for any act or omission of any prior landlord  (including
Landlord); or

             b. liable for the return of any  security  deposit  unless the same shall be in Lender's possession; or

             c.  subject to any  offsets or  defenses  which  Tenant  might have against any prior landlord (including Landlord); or

             d. bound by any rent or  additional  rent which  Tenant  might have paid for more than the current month to any prior landlord (including Landlord).

         5. This  Agreement  shall bind and inure to the  benefit of the parties hereto and their  respective  successors and assigns.  As used herein,  the term
"Tenant"  shall  include   Tenant,   its  successors  and  assigns;   the  words
"foreclosure"  and "foreclosure  sale" as used herein shall be deemed to include the  acquisition of Landlord's  estate in the Demised  Premises by Lender by any means,  including,  without limitation,  voluntary deed or assignment in lieu of foreclosure;  and the word "Lender" shall include the Lender herein specifically named and any of its successors,  participants and assigns, including anyone who shall have succeeded to Landlord's  interest in the Demised Premises by, through or under foreclosure of the Mortgage.

                                     - 2 -

         IN WITNESS WHEREOF,  the parties hereto have executed this Agreement as of the day and year first above written.

                                           CITIZENS BANK

                                           By:
                                              --------------------------------
                                              Name:
                                              Title:

                                           215 CHURCH STREET, LLC

                                           By:
                                              --------------------------------
                                              Its

                                           SOUTHERN CONNECTICUT BANCORP
                                           d/b/a Bank of Southern Connecticut

                                           By:
                                              --------------------------------
                                              Its

STATE OF                         )
                                 )  ss.:
COUNTY OF                        )

         On  this  the          day of                      ,  2000  before  me,
                        ------          --------------------
personally appeared                                , who acknowledged that he is
                    -------------------------------
the                                    of  Citizens  Bank and  that he,  as such
     --------------------------------
                     and  being  authorized  to do so,  executed  the  foregoing
-------------------
instrument for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                     ---------------------------
                                                     Notary Public

                                     - 3 -

STATE OF CONNECTICUT       )
                           )  ss.:
COUNTY OF NEW HAVEN        )

         On  this  the          day of                      ,  2000  before  me,
                        ------          --------------------
personally appeared                                   , who acknowledged that he
                     -------------------------------
is the                               of 215 Church Street,  LLC, and that he, as
       ----------------------------
such                          and  being  authorized  to  do  so,  executed  the
      ----------------------
foregoing instrument for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                     ---------------------------
                                                     Notary Public

STATE OF CONNECTICUT       )
                           )  ss.:
COUNTY OF NEW HAVEN        )

         On  this  the          day of                      ,  2000  before  me,
                        ------          --------------------
personally  appeared                                        ,  who  acknowledged
                      ------------------------------------
that he is the                              of Southern Connecticut Bancorp, and
                --------------------------
that he, as such                         and being authorized to do so, executed
                 ----------------------
the foregoing instrument for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                     ---------------------------
                                                     Notary Public

                                     - 4 -

                                    EXHIBIT G
                                    ---------

                    REAL ESTATE TAX BILL FOR 1999 GRAND LIST

CITY OF NEW HAVEN - OFFICE OF THE CONTROLLER PROPERTY TAX ON OCTOBER 1, 1999

TAX DIVISION 165 Church Street, Tel. 946-8054 TAX BILL 8/14/00

Assessed                  Net           Tax        Computed        Elderly
Value        Exempts      Assmnts       Rate       Total tax       Benefits
489,970                   489,970       34.95      17,859.42

                                                                   TOTAL
                           Amount Due            Amount Due     CURRENT DUE
                      Backtax July 1, 2000      Jan. 1, 2001
                             267.89               8,929.71        267.89

                           As of 8/14/00 this account
                                 is Paid in Full

                                 David Cappetta
                              Acting Tax Collector

                                                           243-0291-01100
                                                           215 CHURCH

WALCZAK, ROBERT J
C/O THE POLARIS GROUP INC
234 CHURCH ST.                     ACCOUNT NUMBER          PAY THIS AMOUNT
NEW HAVEN, CT  06510               RE    13931                 $267.89